UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22491

BrandywineGLOBAL - Global Income Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2019

BrandywineGLOBAL —

GLOBAL INCOME OPPORTUNITIES FUND INC. (BWG)

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of BrandywineGLOBAL — Global Income Opportunities Fund Inc. for the six-month reporting period ended April 30, 2019. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2019

II	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended April 30, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2018 U.S. gross domestic product (“GDP”)i growth was 3.4%. Fourth quarter 2018 GDP growth then moderated to 2.2%. Finally, the U.S. Department of Commerce’s second reading for first quarter 2019 GDP growth, released after the reporting period ended, was 3.1%. The acceleration in GDP growth during the first quarter of 2019 was attributed to an upturn in state and local government spending, increases in private inventory investment and exports, and a smaller decrease in residential investment. These movements were partly offset by decelerations in personal consumption expenditures and nonresidential fixed investment, along with a downturn in federal government spending. Imports also turned down.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on April 30, 2019, the unemployment rate was 3.6%, versus 3.7% when the period began. April 2019’s reading was the lowest reading since December 1969. However, the percentage of longer-term unemployed moved higher during the reporting period. In April 2019, 21.1% of Americans looking for a job had been out of work for more than six months, versus 20.8% when the period began.

Turning to the global economy, in its April 2019 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “After strong growth in 2017 and early 2018, global economic activity slowed notably in the second half of last year, reflecting a confluence of factors affecting major economies. China’s growth declined following a combination of needed regulatory tightening to rein in shadow banking and an increase in trade tensions with the United States. The euro area economy lost more momentum than expected as consumer and business confidence weakened and car production in Germany was disrupted by the introduction of new emission standards; investment dropped in Italy as sovereign spreads widened; and external demand, especially from emerging Asia, softened. Elsewhere, natural disasters hurt activity in Japan. Trade tensions increasingly took a toll on business confidence and, so, financial market sentiment worsened, with financial conditions tightening for vulnerable emerging markets in the spring of 2018 and then in advanced economies later in the year, weighing on global demand. Conditions have eased in 2019 as the US Federal Reserve signaled a more accommodative monetary policy stance and markets became more optimistic about a US — China trade deal, but they remain slightly more restrictive than in the fall [of 2018].” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.3%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.0% in 2019, compared to 0.8% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.4% in 2019, versus 4.5% in 2018.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. The Fed continued tightening its monetary policy, as it raised interest rates once during the reporting period and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiv at its meeting that ended on December 19, 2018, to a range between 2.25% and 2.50%. This represented the Fed’s fourth rate hike in 2018. However, at its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….” Finally, at its meeting that concluded on March 20, 2019, most Federal Open Market Committee (“FOMC”)v members indicated that they did not feel additional rate hikes would be needed in 2019.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. generally pursued accommodative monetary policies during the reporting period. Looking back, in December 2018, the European Central Bank (“ECB”)vi ended its bond buying program and said that it did not anticipate raising interest rates “at least through the summer of 2019”. However, in March 2019, the ECB said it didn’t expect to raise rates “at least through the end of 2019.” In other developed countries, the Bank of Englandvii kept rates on hold at 0.75% throughout the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanviii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaix kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term U.S. Treasury yields declined during the six-month reporting period ended April 30, 2019. The yield for the two-year Treasury note began the reporting period at 2.87% and ended the period at 2.27%. The low for the period of 2.22% took place on March 27, 2019, and the peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 3.15% and ended the period at 2.51%. The low for the period of 2.39% took place on March 27, 2019, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted positive absolute returns during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments, concerns over the trade conflict between the U.S. and China, and periods of investor risk aversion. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexx, returned 5.49% during the six-month reporting period ended April 30, 2019.

IV	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 7.86% during the six months ended April 30, 2019. The asset class modestly declined during the first month of the reporting period, due to rising U.S. interest rates and investor risk aversion. The asset class rallied sharply over the last five months of the period. Investor sentiment for the asset class improved as the Fed announced an end to rate hikes in 2019, the U.S. dollar weakened at times and U.S. interest rates declined.

Performance review

For the six months ended April 30, 2019, BrandywineGLOBAL — Global Income Opportunities Fund Inc. returned 9.56% based on its net asset value (“NAV”)xii and 10.93% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global Aggregate Indexxiii, returned 4.28% for the same period. The Lipper Global Income Closed-End Funds Category Averagexiv returned 5.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.38 per share. As of April 30, 2019, the Fund estimates that 82% of the distributions were sourced from net investment income and 18% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2019 (unaudited)
Price Per Share	6-Month Total Return**
$13.12 (NAV)	9.56	%†
$11.02 (Market Price)	10.93	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	V

Investment commentary (cont’d)

most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in BrandywineGLOBAL — Global Income Opportunities Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2019

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.

The Fund’s investments are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk” bonds and are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. Fixed income securities rated C or lower by Moody’s Investor Service, Inc., CCC or lower by Standard & Poor’s Corporation Ratings Group or CC or lower by Fitch Ratings, Inc. or comparably rated by another NRSRO or, if unrated, determined by Brandywine Global to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions which could increase volatility. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the

VI	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund.

The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position, whether caused by the use of derivatives or otherwise, theoretically could be unlimited.

The Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Cocos are subject to risks, such as Loss absorption risk (the risk that CoCo’s fully discretionary coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses) and subordination risk (the risk that (i) in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer; and (ii) if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument).

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

viii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

ix	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

[x]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

xiv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

VIII	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2019 and October 31, 2018 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2019

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 59.7%
Communication Services — 7.1%
Diversified Telecommunication Services — 0.1%
Hughes Satellite Systems Corp., Senior Notes	6.625%	8/1/26	200,000	$202,750	(a)
Media — 4.3%
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	1,130,000	1,152,600
DISH DBS Corp., Senior Notes	5.000%	3/15/23	915,000	841,800
Gray Television Inc., Senior Notes	5.125%	10/15/24	2,315,000	2,361,300	(a)(b)
Sinclair Television Group Inc., Senior Notes	5.625%	8/1/24	2,000,000	2,026,920	(a)(b)
Sinclair Television Group Inc., Senior Notes	5.875%	3/15/26	275,000	277,406	(b)
Sirius XM Radio Inc., Senior Notes	6.000%	7/15/24	1,100,000	1,139,875	(a)(b)
Sirius XM Radio Inc., Senior Notes	5.375%	7/15/26	2,000,000	2,065,000	(a)(b)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	2,070,000	2,007,900	(a)(b)
Total Media				11,872,801
Wireless Telecommunication Services — 2.7%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,470,000	2,371,200	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	4,800,000	5,040,000	(a)
Total Wireless Telecommunication Services				7,411,200
Total Communication Services				19,486,751
Consumer Discretionary — 3.0%
Automobiles — 1.1%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	2,950,000	3,082,750	(a)
Hotels, Restaurants & Leisure — 0.7%
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	6.125%	8/15/21	2,105,000	2,136,575	(a)(b)
Specialty Retail — 0.4%
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	1,155,000	1,052,494	(b)
Textiles, Apparel & Luxury Goods — 0.8%
NIKE Inc., Senior Notes	3.625%	5/1/43	2,237,000	2,188,771	(a)
Total Consumer Discretionary				8,460,590
Consumer Staples — 0.9%
Food Products — 0.5%
B&G Foods Inc., Senior Notes	4.625%	6/1/21	1,263,000	1,267,736
Health Care Providers & Services — 0.4%
Bausch Health Cos. Inc., Senior Secured Notes	6.500%	3/15/22	1,100,000	1,139,875	(b)
Total Consumer Staples				2,407,611
Energy — 5.5%
Energy Equipment & Services — 1.4%
Rowan Cos. Inc., Senior Notes	4.750%	1/15/24	1,584,000	1,322,640	(a)

See Notes to Financial Statements.

2	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
SESI LLC, Senior Notes	7.125%	12/15/21	1,405,000	$1,201,275
Transocean Inc., Senior Notes	9.000%	7/15/23	1,200,000	1,288,500	(b)
Total Energy Equipment & Services				3,812,415
Oil, Gas & Consumable Fuels — 4.1%
California Resources Corp., Secured Notes	8.000%	12/15/22	1,625,000	1,243,125	(b)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,500,000	1,551,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	315,000	328,092
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	691,000	711,730
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	1,500,000	1,492,500
Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., Senior Notes	4.150%	8/15/26	2,000,000	2,028,051	(a)(b)
Energy Transfer Operating LP, Senior Notes	5.500%	6/1/27	1,105,000	1,202,529
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	1,390,000	1,311,159
Tullow Oil PLC, Senior Notes	6.250%	4/15/22	1,380,000	1,392,765	(b)
Total Oil, Gas & Consumable Fuels				11,260,951
Total Energy				15,073,366
Financials — 17.1%
Banks — 9.2%
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	10,345,000	14,499,269	(a)
CIT Group Inc., Senior Notes	4.125%	3/9/21	585,000	594,506
CIT Group Inc., Senior Notes	5.000%	8/15/22	170,000	177,225
CIT Group Inc., Senior Notes	5.000%	8/1/23	615,000	643,290
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	9,000,000	9,366,087	(a)
Total Banks				25,280,377
Capital Markets — 7.2%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000	5,102,939	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	12,000,000	14,829,716	(a)
Total Capital Markets				19,932,655
Consumer Finance — 0.7%
Ally Financial, Inc., Senior Notes	4.250%	4/15/21	1,870,000	1,900,388
Total Financials				47,113,420
Health Care — 6.7%
Health Care Providers & Services — 5.1%
Centene Corp., Senior Notes	5.625%	2/15/21	1,250,000	1,271,875
DaVita Inc., Senior Notes	5.750%	8/15/22	1,500,000	1,528,125	(a)
DaVita Inc., Senior Notes	5.000%	5/1/25	3,760,000	3,693,034	(a)
Encompass Health Corp., Senior Notes	5.750%	11/1/24	2,160,000	2,197,800	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2019

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	4.750%	5/1/23	395,000	$413,103
HCA Inc., Senior Secured Notes	5.000%	3/15/24	1,064,000	1,127,632	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	720,000	747,000
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	1,410,000	1,436,438	(a)
Tenet Healthcare Corp., Senior Secured Notes	4.375%	10/1/21	1,545,000	1,570,106	(a)
Total Health Care Providers & Services				13,985,113
Pharmaceuticals — 1.6%
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	3,000,000	3,168,750	(b)
Teva Pharmaceutical Finance IV LLC, Senior Notes	2.250%	3/18/20	1,325,000	1,305,637
Total Pharmaceuticals				4,474,387
Total Health Care				18,459,500
Industrials — 1.5%
Aerospace & Defense — 0.5%
Northrop Grumman Corp., Senior Notes	3.250%	8/1/23	1,236,000	1,251,557	(a)
Airlines — 0.7%
Air Canada, Senior Notes	7.750%	4/15/21	1,735,000	1,860,788	(b)
Road & Rail — 0.3%
CSX Corp., Senior Notes	3.800%	11/1/46	1,000,000	956,251
Total Industrials				4,068,596
Information Technology — 3.3%
Communications Equipment — 0.1%
ViaSat Inc., Senior Secured Notes	5.625%	4/15/27	375,000	383,437	(b)
IT Services — 0.4%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,035,000	1,061,636	(b)
Semiconductors & Semiconductor Equipment — 0.9%
Amkor Technology Inc., Senior Notes	6.625%	9/15/27	1,300,000	1,327,219	(b)
Qorvo Inc., Senior Notes	5.500%	7/15/26	1,220,000	1,274,900	(a)(b)
Total Semiconductors & Semiconductor Equipment				2,602,119
Software — 0.5%
Symantec Corp., Senior Notes	5.000%	4/15/25	1,247,000	1,272,546	(a)(b)
Technology Hardware, Storage & Peripherals — 1.4%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	1,250,000	1,322,442	(b)
Dell International LLC/EMC Corp., Senior Secured Notes	6.020%	6/15/26	1,020,000	1,106,012	(b)
Western Digital Corp., Senior Notes	4.750%	2/15/26	1,320,000	1,277,100
Total Technology Hardware, Storage & Peripherals				3,705,554
Total Information Technology				9,025,292

See Notes to Financial Statements.

4	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 9.8%
Chemicals — 3.1%
CF Industries Inc., Senior Notes	4.950%	6/1/43	4,000,000	$3,523,760	(a)
Methanex Corp., Senior Notes	3.250%	12/15/19	1,805,000	1,806,280	(a)
Venator Finance Sarl / Venator Materials LLC, Senior Notes	5.750%	7/15/25	730,000	691,675	(b)
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	2,390,000	2,485,600	(a)(b)
Total Chemicals				8,507,315
Containers & Packaging — 1.9%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Senior Secured Notes	5.125%	7/15/23	1,505,000	1,528,719	(a)(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Senior Secured Notes (3 mo. USD LIBOR + 3.500%)	6.097%	7/15/21	1,250,000	1,257,813	(b)(c)
Sealed Air Corp., Senior Notes	4.875%	12/1/22	1,200,000	1,243,500	(b)
Sealed Air Corp., Senior Notes	5.125%	12/1/24	1,150,000	1,198,875	(a)(b)
Total Containers & Packaging				5,228,907
Metals & Mining — 4.4%
AK Steel Corp., Senior Secured Notes	7.500%	7/15/23	1,735,000	1,787,050
Allegheny Technologies Inc., Senior Notes	5.950%	1/15/21	2,315,000	2,372,875
Cleveland-Cliffs Inc., Senior Notes	5.875%	6/1/27	1,880,000	1,816,550	(b)(d)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	536,000	546,720	(b)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	1,300,000	1,319,500	(b)
Steel Dynamics Inc., Senior Notes	5.125%	10/1/21	2,150,000	2,166,125	(a)
Vale Overseas Ltd., Senior Notes	5.875%	6/10/21	2,000,000	2,095,000	(a)
Total Metals & Mining				12,103,820
Paper & Forest Products — 0.4%
Boise Cascade Co., Senior Notes	5.625%	9/1/24	1,250,000	1,256,250	(b)
Total Materials				27,096,292
Real Estate — 3.2%
Equity Real Estate Investment Trusts (REITs) — 3.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	5.000%	3/15/24	1,850,000	1,896,250
Equinix Inc., Senior Notes	5.375%	4/1/23	1,265,000	1,296,245	(a)
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	900,000	925,313
Iron Mountain Inc., Senior Notes	5.250%	3/15/28	1,135,000	1,123,650	(a)(b)
Iron Mountain US Holdings Inc., Senior Notes	5.375%	6/1/26	870,000	865,650	(b)
SBA Communications Corp., Senior Notes	4.875%	7/15/22	2,810,000	2,855,662	(a)
Total Real Estate				8,962,770

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2019

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 1.6%
Gas Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.875%	8/20/26	625,000		$653,125
Independent Power and Renewable Electricity Producers — 1.4%
AES Corp., Senior Notes	4.000%	3/15/21	1,265,000		1,280,812
Clearway Energy Operating LLC, Senior Notes	5.000%	9/15/26	1,480,000		1,454,100
NRG Energy Inc., Senior Notes	6.625%	1/15/27	925,000		993,219
Total Independent Power and Renewable Electricity Producers					3,728,131
Total Utilities					4,381,256
Total Corporate Bonds & Notes (Cost — $157,137,643)					164,535,444
Sovereign Bonds — 45.1%
Brazil — 16.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	4,755,000	BRL	1,262,944
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	38,785,000	BRL	10,432,293
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	122,900,000	BRL	33,189,966
Total Brazil					44,885,203
India — 7.1%
India Government Bond, Senior Notes	8.170%	12/1/44	1,300,000,000	INR	19,672,528
Indonesia — 10.8%
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/24	65,100,000,000	IDR	4,774,164
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	50,000,000,000	IDR	3,685,923
Indonesia Treasury Bond, Senior Notes	9.000%	3/15/29	120,400,000,000	IDR	9,121,259
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	69,800,000,000	IDR	4,965,597
Indonesia Treasury Bond, Senior Notes	8.750%	2/15/44	96,900,000,000	IDR	7,096,786
Total Indonesia					29,643,729
Mexico — 10.9%
Mexican Bonos, Bonds	10.000%	11/20/36	72,700,000	MXN	4,396,034	(a)
Mexican Bonos, Senior Notes	8.500%	11/18/38	96,600,000	MXN	5,120,306	(a)
Mexican Bonos, Senior Notes	7.750%	11/13/42	421,500,000	MXN	20,590,807	(a)
Total Mexico					30,107,147
Total Sovereign Bonds (Cost — $143,905,363)					124,308,607
Collateralized Mortgage Obligations (e) — 19.9%
Alba PLC, 2007-1 C (3 mo. GBP LIBOR + 0.290%)	1.136%	3/17/39	916,512	GBP	1,084,220	(c)(f)
Banc of America Commercial Mortgage Trust, 2017-BNK3 XA, IO	1.281%	2/15/50	44,370,558		2,910,212	(c)
Bancaja FTA, 7 C (3 mo. EURIBOR + 0.780%)	0.470%	11/25/36	2,276,257	EUR	2,491,476	(c)(f)
Bancaja FTA, 7 D (3 mo. EURIBOR + 2.500%)	2.190%	11/25/36	953,100	EUR	1,095,925	(c)(f)
Bancaja FTA, 9 D (3 mo. EURIBOR + 2.500%)	2.191%	9/25/43	800,000	EUR	817,657	(c)(f)

See Notes to Financial Statements.

6	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (e) — continued
Bancaja FTA, 10 C (3 mo. EURIBOR + 0.500%)	0.192%	5/22/50	500,000	EUR	$462,621	(c)(f)
BANK, 2017-BNK4 XA, IO	1.598%	5/15/50	4,737,126		382,874	(c)
Commercial Mortgage Trust, 2012-CR5 D	4.465%	12/10/45	700,000		698,224	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DN1 M3 (1 mo. USD LIBOR + 4.150%)	6.627%	1/25/25	778,479		832,097	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2 M3 (1 mo. USD LIBOR + 3.900%)	6.377%	12/25/27	800,000		862,207	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQA1 M3 (1 mo. USD LIBOR + 4.700%)	7.177%	3/25/28	1,210,000		1,358,022	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B1 (1 mo. USD LIBOR + 3.900%)	6.377%	9/25/48	1,500,000		1,522,554	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C02 2M2 (1 mo. USD LIBOR + 4.000%)	6.477%	5/25/25	804,352		857,221	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 2M2 (1 mo. USD LIBOR + 6.950%)	9.427%	8/25/28	875,653		1,014,722	(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (1 mo. USD LIBOR + 4.350%)	6.827%	4/25/31	430,000		451,418	(b)(c)
Fondo de Titulizacion de Activos Santander Hipotecario, 2 E (3 mo. EURIBOR + 2.100%)	1.789%	1/18/49	1,600,000	EUR	1,427,379	(c)(f)
FREMF Mortgage Trust, 2011-K15 B	5.116%	8/25/44	4,000,000		4,170,544	(b)(c)
FREMF Mortgage Trust, 2014-K715 C	4.259%	2/25/46	3,100,000		3,141,550	(b)(c)
FREMF Mortgage Trust, 2014-K717 B	3.753%	11/25/47	650,000		659,358	(b)(c)
FREMF Mortgage Trust, 2015-K720 C	3.506%	7/25/22	1,760,000		1,738,641	(b)(c)
FREMF Mortgage Trust, 2015-K721 C	3.681%	11/25/47	2,330,000		2,337,626	(b)(c)
GS Mortgage Securities Trust, 2013-GC10 XA, IO	1.661%	2/10/46	15,727,549		744,814	(c)
Hipocat 9 FTA, HIPO-9 C (3 mo. EURIBOR + 0.290%, 0.000% Floor)	0.000%	7/15/38	2,200,000	EUR	2,120,982	(c)(f)
IM Pastor FTH, 3 B (3 mo. EURIBOR + 0.290%, 0.000% Floor)	0.000%	3/22/43	3,000,000	EUR	1,440,225	(c)(f)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.372%	11/15/45	400,000		425,785	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C9 D	4.263%	5/15/46	700,000		675,289	(b)(c)
Newgate Funding PLC, 2006-3X CB (3 mo. EURIBOR + 0.450%)	0.142%	12/1/50	680,714	EUR	691,052	(c)(f)
Paragon Mortgages PLC, 11X CB (3 mo. EURIBOR + 0.900%)	0.590%	10/15/41	3,051,961	EUR	3,249,724	(c)(f)
Paragon Mortgages PLC, 13X C1B (3 mo. EURIBOR + 0.780%)	0.470%	1/15/39	5,794,715	EUR	6,028,975	(c)(f)
RMAC Securities PLC, 2006-NS1X B1C (3 mo. EURIBOR + 0.880%)	0.572%	6/12/44	1,303,703	EUR	1,368,962	(c)(f)
RMAC Securities PLC, 2006-NS4X M1A (3 mo. GBP LIBOR + 0.270%)	1.115%	6/12/44	768,350	GBP	930,262	(c)(f)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2019

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (e) — continued
Rural Hipotecario IX FTA, 9 B (3 mo. EURIBOR + 0.320%, 0.000% Floor)	0.012%	2/17/50	2,183,254	EUR	$2,281,200	(c)(f)
TDA CAM FTA, 9 B (3 mo. EURIBOR + 0.400%)	0.088%	4/28/50	1,300,000	EUR	1,193,660	(c)(f)
TDA FTA, 24-A1 (3 mo. EURIBOR + 0.130%, 0.000% Floor)	0.000%	6/22/40	281,855	EUR	313,946	(c)(f)
TDA Ibercaja 2 Fondo de Titulizacion de Activos, 2 D (3 mo. EURIBOR + 1.500%)	1.188%	10/26/42	413,829	EUR	446,700	(c)(f)
WF-RBS Commercial Mortgage Trust, 2012-C6 XA, IO	2.259%	4/15/45	30,203,034		1,321,008	(b)(c)
WF-RBS Commercial Mortgage Trust, 2013-C15 XA, IO	0.593%	8/15/46	77,200,513		1,209,192	(c)
Total Collateralized Mortgage Obligations (Cost — $55,923,013)					54,758,324
U.S. Government & Agency Obligations — 9.2%
U.S. Government Obligations — 9.2%
U.S. Treasury Bonds	3.000%	2/15/48	13,900,000		14,059,633	(a)
U.S. Treasury Bonds	3.375%	11/15/48	10,300,000		11,199,640	(a)
Total U.S. Government & Agency Obligations (Cost — $24,280,694)					25,259,273
Senior Loans — 1.9%
Communication Services — 1.2%
Diversified Telecommunication Services — 1.2%
Level 3 Financing Inc., 2024 Term Loan B (1 mo. USD LIBOR + 2.250%)	4.733%	2/22/24	3,355,000		3,361,989	(c)(g)(h)
Consumer Discretionary — 0.7%
Specialty Retail — 0.7%
PetSmart Inc., Term Loan B2	—	3/11/22	1,835,000		1,771,540	(i)
Total Senior Loans (Cost — $4,983,312)					5,133,529
Asset-Backed Securities — 1.7%
JPMorgan Mortgage Acquisition Trust, 2007-CH3 A1B (1 mo. USD LIBOR + 0.320%)	2.797%	3/25/37	3,203,149		3,127,934	(c)
Park Place Securities Inc. Pass-Through Certificates, 2005-WHQ2 M2 (1 mo. USD LIBOR + 0.690%)	3.167%	5/25/35	1,433,043		1,438,857	(c)
Total Asset-Backed Securities (Cost — $4,572,607)					4,566,791
Total Investments before Short-Term Investments (Cost — $390,802,632)					378,561,968
Short-Term Investments — 16.2%
Sovereign Bonds — 13.9%
Egypt Treasury Bills	9.914%	5/21/19	389,375,000	EGP	22,554,632	(j)
Egypt Treasury Bills	8.455%	6/11/19	171,775,000	EGP	9,880,554	(j)
Egypt Treasury Bills	12.402%	6/18/19	77,350,000	EGP	4,434,794	(j)
Egypt Treasury Bills	11.301%	6/25/19	26,975,000	EGP	1,545,457	(j)
Total Sovereign Bonds (Cost — $37,673,163)					38,415,437

See Notes to Financial Statements.

8	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Security	Rate	Shares	Value
Money Market Funds — 2.3%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $6,317,695)	2.387%	6,317,695	$6,317,695
Total Short-Term Investments (Cost — $43,990,858)			44,733,132
Total Investments — 153.7% (Cost — $434,793,490)			423,295,100
Mandatory Redeemable Preferred Stock, at Liquidation Value — (18.2)%			(50,000,000)
Liabilities in Excess of Other Assets — (35.5)%			(97,922,981)
Total Net Assets Applicable to Common Shareholders — 100.0%			$275,372,119

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Securities traded on a when-issued or delayed delivery basis.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	All or a portion of this loan is unfunded as of April 30, 2019. The interest rate for fully unfunded term loans is to be determined.

(j)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

EGP	— Egyptian Pound

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2019

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Abbreviations used in this schedule (cont’d):

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

USD	— Unified School District

At April 30, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	148	6/19	$24,288,922	$24,313,625	$24,703

At April 30, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,430,000,000	USD	12,963,208	Goldman Sachs Group Inc.	5/21/19	$(103,261)
JPY	2,415,000,000	USD	22,059,670	Goldman Sachs Group Inc.	5/21/19	(341,648)
AUD	17,550,000	USD	12,510,658	National Australia Bank Ltd.	5/24/19	(131,335)
USD	2,117,029	EUR	1,870,000	Barclays Bank PLC	6/12/19	11,805
USD	2,625,968	EUR	2,310,000	Barclays Bank PLC	6/12/19	25,398
USD	1,530,699	EUR	1,370,000	Citibank N.A.	6/12/19	(11,631)
USD	2,590,050	EUR	2,290,000	Goldman Sachs Group Inc.	6/12/19	11,995
USD	553,087	EUR	480,000	HSBC Bank USA, N.A.	6/12/19	12,709
EUR	14,070,000	USD	15,916,814	JPMorgan Chase & Co.	6/12/19	(76,975)
USD	12,285,473	EUR	10,860,000	JPMorgan Chase & Co.	6/12/19	59,414
USD	24,853,760	EUR	21,970,000	JPMorgan Chase & Co.	6/12/19	120,195
USD	12,569,424	NZD	18,590,000	Goldman Sachs Group Inc.	6/14/19	142,791
USD	19,404,879	INR	1,376,000,000	Barclays Bank PLC	6/17/19	(258,677)
GBP	5,780,000	USD	7,649,529	Citibank N.A.	6/17/19	(92,999)
USD	2,051,344	GBP	1,550,000	Citibank N.A.	6/17/19	24,939
USD	2,316,034	GBP	1,750,000	Citibank N.A.	6/17/19	28,157
COP	59,700,000,000	USD	18,970,147	JPMorgan Chase & Co.	6/28/19	(559,111)
BRL	11,510,000	USD	2,968,790	Barclays Bank PLC	7/11/19	(50,303)
USD	1,364,712	BRL	5,480,000	Barclays Bank PLC	7/11/19	(24,803)
USD	28,752,016	BRL	111,450,000	HSBC Bank USA, N.A.	7/11/19	492,642
USD	8,947,752	MXN	171,600,000	HSBC Bank USA, N.A.	7/12/19	3,155
USD	21,593,924	MXN	415,100,000	HSBC Bank USA, N.A.	7/12/19	(43,035)
USD	20,610,473	IDR	294,400,000,000	JPMorgan Chase & Co.	7/25/19	188,148
Total						$(572,430)

See Notes to Financial Statements.

10	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Abbreviations used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NZD	— New Zealand Dollar

USD	— United States Dollar

At April 30, 2019, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at April 30, 2019[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$815,000	6/20/22	0.930%	1.000% quarterly	$1,266	$(39,896)	$41,162
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	1,210,000	6/20/22	0.930%	1.000% quarterly	1,879	(59,270)	61,149
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	950,000	12/20/22	1.229%	1.000% quarterly	(7,392)	(29,839)	22,447
Total	$2,975,000				$(4,247)	$(129,005)	$124,758

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2019

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of Investments by Country*
United States	50.1%
Brazil	11.1
Mexico	7.4
Indonesia	7.0
India	4.7
United Kingdom	3.9
Spain	3.3
Canada	0.9
Zambia	0.4
Ghana	0.3
Israel	0.3
Short-Term Investments	10.6
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2019 and are subject to change.

See Notes to Financial Statements.

12	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2019

Assets:
Investments, at value (Cost — $434,793,490)	$423,295,100
Foreign currency, at value (Cost — $18,847)	18,958
Interest receivable	6,226,341
Receivable for securities sold	2,060,558
Unrealized appreciation on forward foreign currency contracts	1,121,348
Deposits with brokers for OTC derivatives	730,000
Deposits with brokers for open futures contracts	593,953
Receivable from broker — variation margin on open futures contracts	101,750
Receivable for open OTC swap contracts	3,471
OTC swaps, at value (premiums received — $99,166)	3,145
Deposits with brokers for centrally cleared swap contracts	188
Prepaid expenses	26,033
Total Assets	434,180,845

Liabilities:
Loan payable (Note 5)	100,000,000
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 500 shares issued and outstanding) (net of deferred offering costs of $173,358) (Note 6)	49,826,642
Payable for securities purchased	4,949,771
Unrealized depreciation on forward foreign currency contracts	1,693,778
Distributions payable to Common Shareholders	1,290,872
Distributions payable to Mandatory Redeemable Preferred Stockholders	348,748
Investment management fee payable	270,680
Accrued foreign capital gains tax	103,229
Interest payable	95,720
OTC swaps, at value (premiums received — $29,839)	7,392
Accrued expenses	221,894
Total Liabilities	158,808,726
Total Net Assets Applicable to Common Shareholders	$275,372,119

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 20,989,795 shares issued and outstanding; 100,000,000 common shares authorized)	$20,990
Paid-in capital in excess of par value	325,389,353
Total distributable earnings (loss)	(50,038,224)	†
Total Net Assets Applicable to Common Shareholders	$275,372,119

Common Shares Outstanding	20,989,795

Net Asset Value Per Common Share	$13.12

†	Net of accrued foreign capital gains tax of $103,229.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended April 30, 2019

Investment Income:
Interest	$12,967,619
Less: Foreign taxes withheld	(351,157)
Total Investment Income	12,616,462

Expenses:
Investment management fee (Note 2)	1,782,292
Interest expense (Note 5)	1,619,952
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 6)	830,120
Amortization of preferred stock offering costs (Note 6)	77,526
Transfer agent fees	40,404
Directors’ fees	35,406
Fund accounting fees	34,104
Audit and tax fees	31,732
Custody fees	24,192
Legal fees	14,759
Rating agency fees	11,287
Shareholder reports	11,118
Stock exchange listing fees	6,199
Insurance	2,465
Miscellaneous expenses	22,329
Total Expenses	4,543,885
Less: Fee waivers and/or expense reimbursements (Note 2)	(209,682)
Net Expenses	4,334,203
Net Investment Income	8,282,259

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(3,187,512)
Futures contracts	(198,927)
Swap contracts	(961,105)
Forward foreign currency contracts	(5,103,139)
Foreign currency transactions	(30,959)
Net Realized Loss	(9,481,642)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	21,378,957	‡
Futures contracts	24,703
Swap contracts	1,171,888
Forward foreign currency contracts	3,078,432
Foreign currencies	22,360
Change in Net Unrealized Appreciation (Depreciation)	25,676,340
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	16,194,698
Increase in Net Assets Applicable to Common Shareholders From Operations	$24,476,957

‡	Net of change in accrued foreign capital gains tax of $93,770.

See Notes to Financial Statements.

14	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2019 (unaudited) and the Year Ended October 31, 2018	2019	2018

Operations:
Net investment income	$8,282,259	$17,875,550
Net realized loss	(9,481,642)	(16,304,633)
Change in net unrealized appreciation (depreciation)	25,676,340	(35,089,656)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	24,476,957	(33,518,739)

Distributions to Common Shareholders From (Note 1):
Total distributable earnings(a)	(8,058,386)	(6,998,240)
Return of capital	—	(12,553,754)
Decrease in Net Assets From Distributions to Common Shareholders	(8,058,386)	(19,551,994)
Increase (Decrease) in Net Assets Applicable to Common Shareholders	16,418,571	(53,070,733)

Net Assets Applicable to Common Shareholders:
Beginning of period	258,953,548	312,024,281
End of period(b)	$275,372,119	$258,953,548

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 10). For the year ended October 31, 2018, distributions from net investment income were $6,998,240.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 10). For the year ended October 31, 2018, end of year net assets included overdistributed net investment income of $(3,171,064).

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	15

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2019

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$24,476,957
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(102,521,573)
Sales of portfolio securities	116,703,841
Net purchases, sales and maturities of short-term investments	(13,003,079)
Net amortization of premium (accretion of discount)	(565,753)
Increase in receivable for securities sold	(2,060,558)
Increase in interest receivable	(381)
Decrease in receivable from broker — variation margin on centrally cleared swap contracts	636,315
Amortization of preferred stock offering costs	77,526
Increase in prepaid expenses	(96)
Increase in receivable from broker — variation margin on open futures contracts	(101,750)
Decrease in premiums received for OTC swap contracts	(19,727)
Increase in payable for securities purchased	1,868,150
Increase in investment management fee payable	7,136
Decrease in Directors’ fees payable	(8,161)
Decrease in interest payable	(2,083)
Decrease in accrued expenses	(83,150)
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(6,880)
Net realized loss on investments	3,187,512
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency contracts	(24,493,297)
Net Cash Provided by Operating Activities*	4,090,949

Cash Flows From Financing Activities:
Distributions paid on common stock	(8,374,929)
Proceeds from loan facility borrowings	19,000,000
Repayment of loan facility borrowings	(19,000,000)
Net Cash Used in Financing Activities	(8,374,929)
Net Decrease in Cash and Restricted Cash	(4,283,980)
Cash and restricted cash at beginning of period	5,627,079
Cash and restricted cash at end of period	$1,343,099

*	Included in operating expenses is cash of $1,621,969 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

April 30, 2019
Cash	$18,958
Restricted cash	1,324,141
Total cash and restricted cash shown in the Statement of Cash Flows	$1,343,099

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

16	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2019[1,2]	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of period	$12.34	$14.87	$15.04	$15.08	$19.93	$19.76

Income (loss) from operations:
Net investment income	0.39	0.85	1.04	0.92	1.09	1.43
Net realized and unrealized gain (loss)	0.77	(2.45)	(0.13)	0.33	(4.04)	0.52
Total income (loss) from operations	1.16	(1.60)	0.91	1.25	(2.95)	1.95

Less distributions to common shareholders from:
Net investment income	(0.38) [3]	(0.33)	(0.09)	(0.77)	(1.03)	(1.04)
Net realized gains	—	—	—	—	(0.87)	(0.74)
Return of capital	—	(0.60)	(0.99)	(0.53)	—	—
Total distributions to common shareholders	(0.38)	(0.93)	(1.08)	(1.30)	(1.90)	(1.78)
Anti-dilutive impact of repurchase plan	—	—	—	0.01 [4]	—	—

Net asset value, end of period	$13.12	$12.34	$14.87	$15.04	$15.08	$19.93

Market price, end of period	$11.02	$10.29	$13.00	$12.94	$12.56	$17.32
Total return, based on NAV[5,6]	9.56%	(11.30)%	6.36%	9.18%	(15.64)%	10.39%
Total return, based on Market Price[7]	10.93%	(14.46)%	9.24%	14.53%	(17.68)%	10.24%

Net assets applicable to common shareholders, end of period (millions)	$275	$259	$312	$316	$318	$420

Ratios to average net assets:
Gross expenses	3.41%[8]	3.06%	2.76%	2.83%	2.45%	1.74%
Net expenses	3.25 [8,9]	2.92 [9]	2.76	2.83	2.45	1.74
Net investment income	6.21 [8]	6.06	7.03	6.30	6.16	7.15

Portfolio turnover rate	26%	52%	78%	67%	25%	62%

Supplemental data:
Loan Outstanding, End of Period (000s)	$100,000	$100,000	$131,500	$132,300	$132,300	$132,300
Asset Coverage Ratio for Loan Outstanding[10]	425%	409%	375%	376%	378%	418%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$4,254	$4,090	$3,753	$3,765	$3,781	$4,175 [11]
Weighted Average Loan (000s)	$103,591	$104,914	$121,606	$132,300	$132,300	$145,365
Weighted Average Interest Rate on Loan	3.15%	2.53%	1.67%	1.10%	0.84%	0.81%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$50,000	$50,000	$50,000	$50,000	$50,000	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[12]	284%	273%	272%	273%	274%	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[12]	$283,581	$272,636	$271,914	$273,221	$274,363	—

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	17

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2019 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	The repurchase plan was completed at an average repurchase price of $13.41 for 86,958 shares and $1,165,853 for the year ended October 31, 2016.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan outstanding at the end of the period.

[11]	Added to conform to current period presentation.

[12]

Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

18	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

BrandywineGLOBAL — Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$164,535,444	—	$164,535,444
Sovereign bonds	—	124,308,607	—	124,308,607
Collateralized mortgage obligations	—	54,758,324	—	54,758,324
U.S. government & agency obligations	—	25,259,273	—	25,259,273
Senior loans	—	5,133,529	—	5,133,529
Asset-backed securities	—	4,566,791	—	4,566,791
Total long-term investments	—	378,561,968	—	378,561,968
Short-term investments†:
Sovereign bonds	—	38,415,437	—	38,415,437
Money market funds	$6,317,695	—	—	6,317,695
Total short-term investments	6,317,695	38,415,437	—	44,733,132
Total investments	$6,317,695	$416,977,405	—	$423,295,100
Other financial instruments:
Futures contracts	$24,703	—	—	$24,703
Forward foreign currency contracts	—	$1,121,348	—	1,121,348
OTC credit default swaps on corporate issues — sell protection‡	—	3,145	—	3,145
Total other financial instruments	$24,703	$1,124,493	—	$1,149,196
Total	$6,342,398	$418,101,898	—	$424,444,296

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$1,693,778	—	$1,693,778
OTC credit default swaps on corporate issues — sell protection‡	—	7,392	—	7,392
Total	—	$1,701,170	—	$1,701,170

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled

22	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2019, the total notional value of all credit default swaps to sell protection was $2,975,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended April 30, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

24	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

26	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2019, the Fund held forward foreign currency contracts and OTC Credit Default Swaps with credit related contingent features which had a liability position of $1,701,170. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties. As of April 30, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $730,000 which could be used to reduce the required payment.

As of April 30, 2019, the Fund held collateral from HSBC Bank USA, N.A. and Morgan Stanley & Co. Inc. in the amount of $580,000 and $50,000, respectively. These amounts can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Common shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Pursuant

28	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to common shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 6 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as dividends or distributions. The character of distributions to MRPS holders made during the year may differ from their ultimate characterization for federal income tax purposes.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of the securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of April 30, 2019, there were $103,229 of capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. “Managed assets” means net assets plus the amount of any borrowing and assets attributable to any preferred stock that may be outstanding. LMPFA delegates to Brandywine Global the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Effective December 1, 2017, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue through November 30, 2019.

During the six months ended April 30, 2019, fees waived and/or expenses reimbursed amounted to $209,682.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$56,842,226	$45,679,347
Sales	57,696,124	59,007,717

At April 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$434,793,490	$10,576,283	$(22,074,673)	$(11,498,390)
Swap contracts	(129,005)	124,758	—	124,758
Futures contracts	—	24,703	—	24,703
Forward foreign currency contracts	—	1,121,348	(1,693,778)	(572,430)

30	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$24,703	—	—	$24,703
OTC swap contracts[3]	—	—	$3,145	3,145
Forward foreign currency contracts	—	$1,121,348	—	1,121,348
Total	$24,703	$1,121,348	$3,145	$1,149,196
LIABILITY DERIVATIVES[1]
		Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[3]		—	$7,392	$7,392
Forward foreign currency contracts		$1,693,778	—	1,693,778
Total		$1,693,778	$7,392	$1,701,170

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(198,927)	—	—	$(198,927)
Swap contracts	—	—	$(961,105)	(961,105)
Forward foreign currency contracts	—	$(5,103,139)	—	(5,103,139)
Total	$(198,927)	$(5,103,139)	$(961,105)	$(6,263,171)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$24,703	—	—	$24,703
Swap contracts	—	—	$1,171,888	1,171,888
Forward foreign currency contracts	—	$3,078,432	—	3,078,432
Total	$24,703	$3,078,432	$1,171,888	$4,275,023

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

During the six months ended April 30, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$5,273,375
Forward foreign currency contracts (to buy)	91,005,281
Forward foreign currency contracts (to sell)	158,559,697

Average Notional Balance
Credit default swap contracts (to sell protection)	$22,701,000

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$37,203	$(333,783)	$(296,580)	$170,000	$(126,580)
Citibank N.A.	53,096	(104,630)	(51,534)	—	(51,534)
Goldman Sachs Group Inc.	154,786	(444,909)	(290,123)	—	(290,123)
HSBC Bank USA, N.A.	508,506	(43,035)	465,471	(508,506)	(43,035)
JPMorgan Chase & Co.	367,757	(636,086)	(268,329)	560,000	291,671
Morgan Stanley & Co. Inc.	3,145	(7,392)	(4,247)	(3,145)	(7,392)
National Australia Bank Ltd.	—	(131,335)	(131,335)	—	(131,335)
Total	$1,124,493	$(1,701,170)	$(576,677)	$218,349	$(358,328)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which allows the Fund to borrow up to an aggregate amount of $200,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the lender. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including

32	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended April 30, 2019 was $1,619,886. For the six months ended April 30, 2019, the average daily loan balance was $103,591,160 and the weighted average interest rate was 3.15%. At April 30, 2019, the Fund had $100,000,000 of borrowings outstanding subject to the terms of this credit agreement.

6. Mandatory redeemable preferred stock

On February 18, 2015, the Fund completed a private placement of $50,000,000 fixed rate Mandatory Redeemable Preferred Stock (”MRPS”). Net proceeds from the offering were used to make new portfolio investments and for general corporate purposes. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

The table below summarizes the key terms of each series of the MRPS at April 30, 2019.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series A	2/18/2020	3.29%	400	$100,000	$40,000,000	$39,622,533
Series B	2/18/2022	3.58%	100	$100,000	$10,000,000	$9,845,336
					$50,000,000	$49,467,869

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the makewhole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

7. Distributions to common shareholders subsequent to April 30, 2019

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/18/2019	5/1/2019	$0.0615
5/24/2019	6/3/2019	$0.0615
6/21/2019	7/1/2019	$0.0615
7/19/2019	8/1/2019	$0.0615
8/23/2019	9/3/2019	$0.0615

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended April 30, 2019, the Fund did not repurchase any shares.

9. Deferred capital losses

As of October 31, 2018, the Fund had deferred capital losses of $29,085,175, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

34	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2019 Semi-Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Legg Mason BW Global Opportunities Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Brandywine Global Investment Management, LLC (“Brandywine”), the Fund’s sub-adviser. At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2018, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Brandywine, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Brandywine to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Brandywine to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Brandywine.

At a meeting held by conference call on October 31, 2018 the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Brandywine provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Brandywine.

36	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Brandywine under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Brandywine at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Brandywine and their affiliates and the financial resources available to the corporate parent of the Manager and Brandywine, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and Brandywine under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Brandywine and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Brandywine pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Brandywine, as well as the resources available to the Manager and Brandywine.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of thirteen funds, including the Fund, for the 1- year period ended June 30, 2018 and twelve funds, including the Fund, for each of the 3- and 5-year periods ended such date. The Board noted that it had received and discussed with the Manager and Brandywine information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked twelfth among the funds in the Performance Universe for each of the 1- and 3-year periods ended June 30, 2018 (first being best in these performance rankings) and eleventh among the Performance Universe funds for the 5-year period ended such date. The Fund’s performance was worse than the median performance for Performance Universe for each of the 1- ,3- and 5-year periods ended June 30, 2018. The Board noted that the small number of funds in the Performance Universe and Brandywine’s distinctive investment approach and strategies made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2018. On a net asset value basis, the Fund underperformed its benchmark for each of the 1-, 3- and 5- year periods.

The Board noted that the current voluntary Management fee waiver of 0.10% (the “Fee Waiver”) was extended by the Manager at the Contract Renewal Meeting by one year to expire November 30, 2019. Based on the reviews and discussions of Fund performance and considering other relevant factors, including the Manager’s agreement to increase and extend the Fee Waiver and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Brandywine under the Sub-Advisory Agreement in light

38	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Brandywine. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Brandywine does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged global income closed-end funds, as classified by Broadridge. The six funds in the Expense Universe had average net common share assets ranging from $191.2 million to $1.382 billion. Two of the other Expense Group Funs were larger than the Fund and three were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked third among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked fourth among the funds in the Expense Group whether compared on a common share assets only basis or compared on the basis of common share assets and leveraged assets. The Fund’s actual total expenses ranked sixth among the funds in the Expense Group compared on the basis of common share assets only and fourth among the Expense Group funds compared on the basis of common share assets and leveraged assets. The Fund’s Contractual Management Fee was better (i.e., lower) than the Expense Group median for that expense component but each of the Fund’s other expense components was worse (i.e., higher) than the Expense Group median for that expense component. The Board noted that widely varying investment strategies among the Expense Group funds and the small number and varying sizes of funds comprising the Expense Group made meaningful expense comparisons difficult. The Manager noted that distributions to its outstanding mandatory redeemable preferred shareholders, excise taxes, and interest expense on the Fund’s long-term debt contributed to its total expenses. The Board considered that the Fund’s expenses were reduced by the Fee Waiver during the period covered by the Broadridge Expense Information and that the Fund’s expenses will continue to be reduced by the Fee Waiver while it is in effect.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower,

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2017. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Brandywine was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had remained unchanged during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board also considered that the Fee Waiver reduced the Fund’s profitability to the Manager and its affiliates during the period covered by the analysis and will continue to do so while in effect.

40	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and Brandywine

The Board considered other benefits received by the Manager, Brandywine and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Brandywine were present.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	41

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of BrandywineGLOBAL — Global Opportunities Fund Inc. was held on February 22, 2019 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares, voting together, Voted for Election	Common Shares and Preferred Shares, voting together, Withheld	Preferred Shares, Voted for Election	Preferred Shares, Withheld
Nisha Kumar	17,834,042	1,480,605	—	—
Daniel P. Cronin	17,046,211	2,268,436	—	—
Paolo M. Cucchi	16,980,026	2,334,621	—	—
Carol L. Colman	—	—	300	—

At April 30, 2019, in addition to Nisha Kumar, Daniel P. Cronin, Paolo M. Cucchi and Carol L. Colman, the other Directors of the Fund were as follows:

Robert D. Agdern

William R. Hutchinson

Eileen A. Kamerick

Jane Trust

42	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

44	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

BrandywineGLOBAL —

Global Income Opportunities Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2019, Ms. Kumar became a Director.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

BWG

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of BrandywineGLOBAL — Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

LMFX014702 6/19 SR19-3641

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

BrandywineGLOBAL - Global Income Opportunities Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 26, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 26, 2019